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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Pre-Effective Amendment
No. 1 to Registration Statement No. 333-89013 of SJNB Financial Corp. on
Form S-4 of our report dated January 22, 1999, appearing in the Annual Report on Form 10-K of Saratoga Bancorp for the year ended December 31, 1998, and to the reference to us under the heading "Experts" in the Prospectus, which is part of such Registration Statement.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
San Jose, California
October 25, 1999